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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 3, 1999



                         VALUEVISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
                 (State or other jurisdiction of incorporation)


           0-20243                                        41-1673770
   (Commission File Number)                   (IRS Employer Identification No.)


  6740 SHADY OAK ROAD, MINNEAPOLIS, MN                    55344-3433
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (612) 947-5200


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

ValueVision International, Inc. Announces Sale of Television Stations

         On May 3, 1999 ValueVision International, Inc.'s wholly-owned subsidiaries VVI Baytown, Inc. and VVILPTV, Inc. (collectively, "ValueVision" or the "Company") entered into an agreement with an entity wholly owned by Pappas Telecasting Companies ("Pappas"), pursuant to which ValueVision has agreed to sell its full power television station, KVVV-TV, channel 57, and its low power television station, K53 FV, each serving the Houston, Texas market to Pappas for an aggregate purchase price of $28 million. As a result, ValueVision will recognize a pre-tax gain of approximately $21 million upon closing, which is expected to occur in the third quarter of 1999. The transaction is subject to obtaining certain consents and regulatory approvals.

         ValueVision acquired Houston station KVVV-TV in fiscal 1995, along with three other full power UHF stations, WVVI, serving Washington, D.C.; WHAI, serving New York City; and WAKC, serving Cleveland and Akron, Ohio; for an aggregate purchase price of $22.4 million. Since then, the Company has sold its WVVI, WHAI and WAKC stations, in separate transactions, for a total price of $84 million.

(Note:   The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this Form 8-K and other communications by the Company contain statements that are forward-looking, such as statements relating to the closing on the sale of its television stations. There are certain important factors that could cause results to differ materially from those anticipated statements. Investors are cautioned that all forward-looking statements involve risk and uncertainty, including the possibility that the conditons to closing on the sale of the television stations will not occur. For more information on the potential factors that could affect the Company's financial results, investors should refer to the Company's recent filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

10.1 Asset Purchase Agreement by and among VVI Baytown, Inc., VVILPTV and Pappas Telecasting of Houston, a California Limited Partnership, dated as of May 3, 1999.












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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 7th day of May, 1999.


                               VALUEVISION INTERNATIONAL, INC.



                               By: /s/ David T. Quinby
                                  ---------------------------------------
                                       David T. Quinby
                                       Vice President, General
                                       Counsel and Secretary












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